Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

Growth

Annual Report
2002

Delaware
S&P 500 Index Fund



[GRAPHIC OMITTED] POWERED BY RESEARCH.(SM)

Table
  of Contents

Letter to Shareholders                                          1

Portfolio Management Review                                     3

Performance Summary                                             6

Financial Statements:

 Statement of Net Assets                                        7

 Statement of Operations                                       13

 Statements of Changes
   in Net Assets                                               14

 Financial Highlights                                          15

 Notes to Financial
   Statements                                                  16

 Report of Independent
   Auditors                                                    19

Board of Trustees/Officers                                     20

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments
  Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

(C)

Letter                                               Delaware S&P 500 Index Fund
  to Shareholders                                    October 8, 2002

Recap of Events
The fiscal year ended September 30, 2002 will likely be remembered as one of the stock market's most turbulent periods. As the fiscal year for your Fund began, the stock market had just started a three-month upward climb off its late September 2001 lows. The market advance was vigorous and broad based, as the "blue chip" stocks of the Dow Jones Industrial Average moved higher in virtual lockstep with the technology-laden equities of the Nasdaq Composite Index.

After reaching levels not seen in roughly four months, the stock advance began to lose traction in early January 2002. After a measure of profit taking, equities once again attempted to move higher. However, momentum was limited and by mid-March the major indexes began what would become a relatively precipitous decline into the summer months.

The market at long last found support from its fall in late July. From July 23, which represented the low point for the S&P 500 Index, stocks attempted a rally, much as they did some five months before. Yet gains quickly turned to losses again and equities closed the fiscal year well on the way to breaking those late July lows.

Given the hardship equity investors have experienced since the beginning of spring, we are cautiously optimistic about our collective financial future. Over the past year, the U.S. economy has shown itself to be surprisingly resilient. Recent government statistics revealed that what had been thought to be one of the shortest and mildest recessions in recent history was actually far longer than earlier reported, likely spanning three quarters instead of one quarter according to the U.S. Department of Commerce. Beginning with the final three months of 2001, the economy has since produced consistent, albeit mild, growth.

In our opinion, a fall back into recession currently seems unlikely. Rather, we like to look at the tangible signs of economic recovery. The consumer, long having been the anchor of the economy, continues to spend. Business spending, so strong in the latter 1990s but rather docile since 2000, has shown signs of reinvigoration.

A major catalyst for strength in the economy has been low interest rates. During 2001, the Federal Reserve cut the fed funds rate 11 times to a 41-year low of 1.75%, which has had wide-ranging effects on the economy. We have just seen zero-rate financing help August's car and light truck sales surge to 18.58 million units (Source: U.S. Department of Commerce). Better still has been the residential housing market, which has been energized by mortgage rates that have steadily fallen to levels not seen in several decades.

On the corporate front, productivity growth continues to improve and labor costs have been lower in each of five consecutive quarters (Source: Standard & Poor's). If this steady building of a pathway to improving earnings continues, we believe investors might eventually shed the generally pessimistic outlook they have held for many months.

Market Outlook
For the equity markets to rebound, we believe investors will likely require confidence in the future of the economy, as well as in the integrity of our business community. The announcements of executive malfeasance, beginning with Enron's collapse last fall, can hardly be dismissed, and corporate America must work all that much harder to assure investors that their financial reportings are solid, and not simply contrivances to garner Wall Street's short-term favor. When investor trust is restored, we believe the market will likely be on its way toward a brighter future.


Total Return
For the period ended September 30, 2002                              One Year
Delaware S&P 500 Index -- Consultant Class Shares                     -20.86%
Lipper S&P 500 Objective Funds Average (177 funds)                    -21.02%
Standard & Poor's 500 Index                                           -20.47%
--------------------------------------------------------------------------------
 All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper S&P 500 Objective Funds Average represents the average return of mutual funds which are designed to replicate the performance of the Standard & Poor's 500 Index (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

 "S&P 500" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Delaware Management Holdings, Inc. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

With the recent stream of promising economic news, we believe the stock markets can return to strength. In turn, much-needed equity capital will be available to advance corporate strategic visions in 2003, in our opinion.

We believe the prospect for bonds is cautiously promising. Inflation is currently not a threat, but we do think that an eventual pickup in the economy is likely to lead to gradually rising interest rates. If such a scenario plays out, we expect bond prices to give back some of their recent gains, as fixed-income securities drop in value when interest rates move higher.

Nonetheless, we contend that recent turbulence in the stock market has offered investors the evidence that the financial markets indeed have their various risks, and that to remain invested for the long term, one must be broadly diversified. To us at Delaware Investments, that means a combination of equity and fixed-income funds. By meeting with your financial advisor, you can update your financial goals, and in so doing, determine an appropriate mix of these two significant asset classes within your portfolios.

Thank you for your continued confidence in, and commitment to, Delaware Investments.



Sincerely,

/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                            Delaware S&P 500 Index Fund
  Management Review                                  October 8, 2002

Fund Manager

David K. Chin
Principal and Portfolio Manager
SSGA Funds Management, Inc.

The Fund's Results
When Delaware S&P 500 Index Fund's fiscal year began on October 1, 2001, the U.S. stock market was just several days into a three-month rebound from the lows reached in the aftermath of September 11.

In the final three months of 2001, the S&P 500 Index gained +10.68%, as investors seemed to find encouragement in the military success in Afghanistan and prospects that the U.S. recession had bottomed.

That brief run of gains by U.S. stocks now seems like ancient history, as 2002 has brought another long downdraft for the broad market as represented by the Standard & Poor's 500 Index.

As the new year progressed, several high profile scandals emerged, resulting in suspicions about corporate accounting practices that dimmed investor sentiment significantly. This, combined with modest economic growth in the U.S., led the stock market downward. The July-September quarter was the worst quarter for the S&P 500 Index since the fourth quarter of 1987 (Source: Lipper Inc.), and for the fiscal year ended September 30, 2002, the S&P 500 Index declined -20.47%.

Your Fund, which attempts to track the index, returned -20.86% during the fiscal year ended September 30, 2002 (Consultant Class shares at net asset value with distributions reinvested). Typically index funds such as Delaware S&P 500 Index Fund will trail their respective benchmarks slightly, as mutual funds incur fees and expenses that the unmanaged indexes do not. The Fund's peer group, as measured by the 177 funds in the Lipper S&P 500 Objective Funds Average, returned -21.02% for the same period.

Portfolio Highlights
During the year ended September 30, 2002, Delaware S&P 500 Index Fund was invested in all 500 stocks in the index. In a difficult period for the market, each of the five largest constituents in the index encountered double-digit percentage point declines during the fiscal year, leading the index as a whole downward by greater than 20 percent. At the end of the period, the index's five largest holdings were General Electric, Microsoft, Wal-Mart Stores, Exxon Mobil, and Pfizer.

The poor performance seen during much of 2002 was broad-based, and few sectors in the S&P 500 Index showed positive performance for the Fund's fiscal year.

Gaming stocks, airlines, and hotels were among those sectors that were expected by many security analysts to fair poorly in the wake of September 11, as Americans generally were expected to forsake leisure travel and spending. Already depressed at the start of our fiscal year, gaming stocks were among those that fared best in terms of price appreciation as the year progressed. Of the 123 "supersectors" of the S&P 500 that are tracked by Bloomberg, casinos and gaming ranked number one for the year ended September 30, 2002. Among the 10 best-performing securities in the S&P 500 were Harrah's Entertainment, a casino owner and operator, and International Game Technology, a manufacturer of slot machines (Source: Standard & Poor's). Both stocks can be found in the Fund's leisure, lodging & entertainment sector in the financials section of this report.

Stocks of aerospace and defense companies often fared well during the year, too, as investors generally anticipated ramped up revenues based on increased defense spending. Several defense-related technology companies were among the index's top 10 performers for our fiscal year, including TRW and Rockwell Collins. TRW was the single leading gainer within the index, with a one-year price gain in excess of 96 percent (Source: Standard & Poor's).

===============================================================================
S&P 500 Statistics
As of September 30, 2002
-------------------------------------------------------------------------------
Total Market Value                                             $7.52 trillion
-------------------------------------------------------------------------------
Median Market Value                                             $6.41 billion
-------------------------------------------------------------------------------
Largest Company Market Value                                  $245.45 billion
-------------------------------------------------------------------------------
Smallest Company Market Value                                    $238 million
-------------------------------------------------------------------------------
Median Share Price                                                     $27.49
-------------------------------------------------------------------------------
Price/Earnings Ratio                                                    30.50
-------------------------------------------------------------------------------
Dividend Yield                                                          1.95%
-------------------------------------------------------------------------------
Source: Standard & Poor's Index Services
===============================================================================

Equity Securities Added                        Equity Securities Eliminated
to S&P 500 Index Since                         From S&P 500 Index
September 30, 2001                             Since September 30, 2001

 ACE Limited                                    Alcan

 American Standard                              Barrick Gold

 Anthem                                         Compaq Computer

 Apollo Group                                  *Conoco

 BJ Services                                    Conseco

*ConocoPhillips                                 Contexant Systems

 eBay                                           Enron

 Electronic Arts                                FMC Corp.

 Equity Office Properties                       Global Crossing

 Equity Resident Properties                     GPU

 First Tennessee National                       Homestake Mining

 Genzyme                                        Immunex

 Goldman Sachs Group                            Inco

 Jones Apparel Group                            K Mart Stores

 Health Management Associates                  *Mead -- MeadWestvaco

 Marshall & Ilsley                              Niagra Mohawk Holdings

*MeadWestvaco                                   National Services Industries

 Monsanto                                       Nortel Networks

 North Fork Bancorporation                      Palm

 Nvidia                                        *Phillips Petroleum

 Plum Creek Timber                              Placer Dome

 Principal Financial Group                      Ralston-Purina

 Prudential Financial                           Royal Dutch Petroleum

 Rational Software                              Sapient

 R.J. Reynolds Tobacco                          Texaco

 Simon Property Group                           Unilever

 SunGuard Data Systems                          USAirways

 TECO Energy                                    Vitesse Semiconductor

 Travelers Property Casualty                   *Westvaco -- MeadWestvaco

 United Parcel Service                          Willamette Industries

 Waters Corp.                                   WorldCom

*Companies Consolidated

Big Lots, a value retailer of close-out merchandise, was also among the index's best performers, gaining in excess of 90 percent (Source: Standard & Poor's). Home building companies often performed strongly as the American housing market remained aloft and helped buoy the U.S. economy. Home builders such as KB Home and Pulte Homes posted strong gains for the fiscal year (Source: Standard & Poor's).

The telecommunications sector, which has continued to suffer through a severe cyclical downturn, continued to be a drag on S&P 500 Index performance. Among the 10 worst-performing stocks in the index for the fiscal year were Sprint, Qwest Communications International, Lucent Technologies, and Corning, each a telecom service or equipment provider (Source: Standard & Poor's). Also among the index's worst performing industry groups were wireless stocks and computer storage and equipment providers. Several names from the energy industry rounded out the list of the index's poorest performers, including Calpine, Mirant, Williams, and Dynegy (Source: Standard & Poor's).

Each fiscal quarter, a number of changes are usually made to the S&P 500 Index at the discretion of the Standard & Poor's Index committee. In selecting new candidates for the index, the committee weighs trading analysis, liquidity, ownership, fundamental analysis, market capitalization, and sector representation. Mergers and acquisitions will also frequently play a role in altering the composition of the index.

Additions to the S&P 500 Index during the period included a diverse range of companies. The success of real estate investment trusts has led the Standard & Poor's Index committee to include several real estate companies. During the period, leading real estate investment trust Simon Property Group became an index member. Other new members included investment bank Goldman Sachs Group, United Parcel Service, internet company eBay, and American Standard, a producer of home fixtures and fittings. Kmart Stores, Conseco, and Enron were among the visible names deleted from the index in the past year.

Outlook
It has been 60 years since the broad market suffered losses for three consecutive calendar years. With the economy looking like it can sustain its modest rate of growth, we believe the worst is generally over, and in our opinion, the current bear market is reaching or has reached its bottom.

The environment of the last several years has led many investors to formulate arguments that question indexing strategies in general. Most such arguments do not hold water, in our view, as a huge volume of academic research points to the value of indexing strategies. The fact remains that most investors do not outperform stock market averages -- regardless of market conditions. We feel that the arguments are still strong for investing in a fund which tracks a broad stock market index such as the S&P 500. Over time, we believe disciplined investors who nearly match the stock market's returns will often come out ahead of other investors.

Delaware
  S&P 500 Index Fund

Fund Basics
As of September 30, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index.

--------------------------------------------------------------------------------
Number of holdings:
500

--------------------------------------------------------------------------------
Total Fund Net Assets:
$43.89 million

--------------------------------------------------------------------------------
Fund Start Date:
January 12, 2000

--------------------------------------------------------------------------------
Your Fund Manager:
David K. Chin holds a BS in Management Information Systems from the University of Massachusetts/Boston and an MBA from the University of Arizona. He is a Principal and Portfolio Manager in the U.S. Structured Products Group at State Street Global Advisors, where he manages both domestic and international funds. Previously, he was a product analyst in the Analytical Services Group at Frank Russell Company.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Consultant Class  DSPCX
Institutional Class  DSPNX

Fund Performance
Average Annual Total Returns
Through September 30, 2002                               Lifetime    One Year
--------------------------------------------------------------------------------
Consultant Class (Est. 1/12/00)                           -18.34%     -20.86%
Institutional Class (Est. 1/12/00)                        -18.23%     -20.80%
--------------------------------------------------------------------------------

Returns reflect reinvestment of all distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

The Fund offers Consultant and Institutional Class shares. Consultant Class shares are available without a sales charge but are subject to an annual distribution and service fee of up to 0.30%. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware S&P 500 Index Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

"S&P 500" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Delaware Management Holdings, Inc. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Performance of a $10,000 Investment
January 12, 2000 (Fund's inception) through September 30, 2002


                   Delaware S&P 500 Index Fund --
                      Consultant Class Shares             S&P 500 Index
                      -----------------------             -------------
Jan. '00                      9,717.65                      10,000
Mar. '00                      10,376.5                      10,770
Sep. '00                         9,965                      10,383
Mar. '01                         8,080                       8,436
Sep. '01                         7,285                       7,619
Mar. '02                         8,066                       8,456
Sep. '02                         5,765                       6,058

Chart assumes $10,000 invested on January 12, 2000 and includes the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the S&P 500 Index at that month's end, January 31, 2000. After January 31, 2000, returns plotted on the chart were as of the last day of each month shown. Performance between the Fund's inception date and that month's end is reflected as the initial plot point for the fund. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                            Delaware S&P 500 Index Fund
  of Net Assets                                      September 30, 2002


                                                          Number of     Market
                                                           Shares       Value

Common Stock - 97.59%
Aerospace & Defense - 1.79%
  Boeing                                                    4,782    $  163,210
  General Dynamics                                          1,095        89,056
  Honeywell International                                   4,719       102,214
  Lockheed Martin                                           2,623       169,629
  Northrop                                                    649        80,502
  Textron                                                     822        28,030
  United Technologies                                       2,694       152,184
                                                                     ----------
                                                                        784,825
                                                                     ----------
Automobiles & Automotive Parts - 1.07%
  Cooper Industries                                           576        17,482
  Cooper Tire & Rubber                                        400         6,456
  Cummins Engine                                              200         4,724
  Dana                                                        800        10,464
  Danaher                                                     822        46,730
  Delphi Automotive Systems                                 3,176        27,155
  Ford Motor                                               10,429       102,203
  General Motors                                            3,224       125,413
  Genuine Parts                                             1,009        30,916
  Goodrich (B.F.)                                             604        11,404
  Goodyear Tire & Rubber                                      900         8,001
 +Navistar International                                      310         6,721
  PACCAR                                                      702        23,721
  TRW                                                         770        45,084
  Visteon                                                     627         5,938
                                                                     ----------
                                                                        472,412
                                                                     ----------
Banking, Finance & Insurance - 20.04%
  ACE Limited                                               1,500        44,415
  AFLAC                                                     2,988        91,702
  Allstate                                                  4,057       144,226
  Ambac Financial Group                                       571        30,771
  American Express                                          7,518       234,411
  American International Group                             14,885       814,209
  AmSouth Bancorporation                                    2,093        43,409
  Aon                                                       1,583        32,436
  Bank of America                                           8,592       548,169
  Bank of New York                                          4,199       120,679
  Bank One                                                  6,739       252,039
  BB&T                                                      2,824        98,953
  Bear Stearns                                                509        28,708
  Block (H&R)                                               1,034        43,438
  Capital One Financial                                     1,321        46,129
  Charter One Financial                                     1,351        40,152
  Chubb                                                     1,016        55,707
  Cigna                                                       746        52,780
  Cincinnati Financial                                        976        34,726
  Citigroup                                                28,829       854,779
  Comerica                                                  1,026        49,474
  Coutrywide Credit Industry                                  750        35,363
  Equifax                                                     800        17,392
  Fannie Mae                                                5,707       339,795
  Fifth Third Bancorp                                       3,321       203,345
  First Tennessee National                                    700        24,269
  Fleet Boston Financial                                    6,025       122,488

                                                          Number of     Market
                                                           Shares       Value
Common Stock (continued)
Banking, Finance & Insurance (continued)
  Franklin Resources                                        1,483    $   46,121
  Freddie Mac                                               3,963       221,532
  Golden West Financial                                       867        53,910
  Goldman Sachs Group                                       2,700       178,281
  Hartford Financial Services                               1,409        57,769
  Household International                                   2,626        74,342
  Huntington Bancshares                                     1,365        24,829
  Jefferson-Pilot                                             850        34,085
  John Hancock Financial Services                           1,700        47,260
  JP Morgan Chase                                          11,488       218,157
  KeyCorp                                                   2,397        59,853
  Lehman Brothers Holdings                                  1,364        66,904
  Lincoln National                                          1,048        32,016
  Loews Corporation                                         1,075        46,107
  Marsh & McLennan                                          3,032       126,252
  Marshall & Ilsley                                         1,200        33,468
  MBIA                                                        832        33,238
  MBNA                                                      7,320       134,542
  Mellon Financial                                          2,505        64,955
  Merrill Lynch & Company                                   4,943       162,872
  Metropolitan Life Insurance                               4,100        93,316
  MGIC Investment                                             619        25,274
  Morgan Stanley Dean Witter                                6,293       213,207
  National City                                             3,489        99,541
  North Fork Bancorporation                                   900        34,056
  Northern Trust                                            1,265        47,716
  PNC Financial Group                                       1,613        68,020
 +Principal Financial Group                                 2,000        52,360
  Progressive                                               1,277        64,655
 +Providian Financial                                       1,453         7,120
 +Prudential Financial                                      3,300        94,248
  Regions Financial                                         1,305        42,634
  Safeco                                                      695        22,087
  Schwab (Charles)                                          7,792        67,790
  SLM                                                         880        81,963
  SouthTrust                                                1,962        47,579
  St. Paul                                                  1,332        38,255
  State Street Bank                                         1,873        72,373
  Stilwell Financial                                        1,179        14,231
  Suntrust Banks                                            1,573        96,708
  Synovus Financial                                         1,664        34,312
  T. Rowe Price Group                                         664        16,573
  Torchmark                                                   669        22,920
 +Travelers Property & Casualty Class B                     5,776        78,149
  U.S. Bancorp                                             10,911       202,726
  Union Planters                                            1,150        31,579
  UnumProvident                                             1,428        29,060
  Wachovia                                                  7,883       257,695
  Washington Mutual                                         5,497       172,991
  Wells Fargo                                               9,655       464,984
  XL Capital Ltd. - Class A                                   800        58,800
  Zions Bancorp                                               573        24,943
                                                                     ----------
                                                                      8,798,322
                                                                     ----------

                                                     Delaware S&P 500 Index Fund
Statement
  of Net Assets (continued)

                                                          Number of     Market
                                                           Shares       Value
Common Stock (continued)
Buildings & Materials - 0.40%
 +American Standard                                           400    $   25,448
  Centex                                                      375        16,631
  Fluor                                                       456        11,145
  KB Home                                                     300        14,652
 +Louisiana-Pacific                                           500         3,235
  Masco                                                     2,860        55,913
  Pulte Homes                                                 400        17,052
  Snap-on                                                     357         8,204
  Vulcan Materials                                            599        21,660
                                                                     ----------
                                                                        173,940
                                                                     ----------
Business Services - 0.50%
 +Cendant                                                   6,002        64,581
  Cintas                                                    1,000        41,920
 +Convergys                                                   943        14,173
  Deluxe                                                      382        17,213
  Paychex                                                   2,100        51,072
 +Robert Half International                                 1,000        15,870
 +Sabre Group Holdings                                        793        15,345
                                                                     ----------
                                                                        220,174
                                                                     ----------
Cable, Media & Publishing - 2.42%
 +Clear Channel Communications                              3,550       123,363
  Donnelley & Sons                                            647        15,211
  Dow Jones                                                   503        19,320
  Gannett                                                   1,527       110,219
  InterPublic Group                                         2,208        34,997
  Knight-Ridder                                               457        25,779
  The McGraw-Hill Companies                                 1,075        65,812
  Meredith                                                    300        12,915
  Moody's Corp                                                866        42,001
  New York Times                                              871        39,587
  Omnicom Group                                             1,054        58,687
 +TMP Worldwide                                               600         5,400
  Tribune                                                   1,692        70,743
 +Univision Communications Class A                          1,344        30,643
 +Viacom Class B                                           10,022       406,391
                                                                     ----------
                                                                      1,061,068
                                                                     ----------
Chemicals - 2.10%
  Air Products & Chemicals                                  1,284        53,941
  Avery Dennison                                              611        34,815
  Dow Chemical                                              5,223       142,640
  duPont(E.I.)deNemours                                     5,705       205,779
  Eastman Chemical                                            446        17,024
  Englehard                                                   708        16,872
  Great Lakes Chemical                                        300         7,206
 +Hercules                                                    500         4,605
  Pharmacia                                                 7,374       286,701
  PPG Industries                                              999        44,655
  Praxair                                                     876        44,772
  Rohm & Haas                                               1,268        39,308
  Sigma-Aldrich                                               465        22,911
                                                                     ----------
                                                                        921,229
                                                                     ----------

                                                          Number of     Market
                                                           Shares       Value
Common Stock (continued)
Computers & Technology - 10.43%
  Adobe Systems                                             1,308    $   24,983
 +American Power Conversion                                 1,133        10,831
 +AOL Time Warner                                          25,629       299,859
 +Apple Computer                                            2,015        29,218
  Autodesk                                                    588         7,450
  Automatic Data Processing                                 3,559       123,746
 +Avaya                                                     1,719         2,458
 +BMC Software                                              1,400        18,298
 +Cisco Systems                                            41,653       436,523
 +Citrix Systems                                              944         5,692
  Computer Associates International                         3,223        30,941
 +Computer Sciences                                           999        27,762
 +Compuware                                                 1,807         5,511
 +Comverse Technology                                         912         6,375
 +Concord EFS                                               3,040        48,275
 +Dell Computer                                            14,785       347,743
 +Electronics Arts                                            800        52,768
  Electronic Data Systems                                   2,740        38,305
 +EMC                                                      12,576        57,472
  First Data                                                4,334       121,135
 +Fiserv                                                    1,105        31,028
 +Gateway                                                   1,506         4,473
  Hewlett-Packard                                          17,527       204,540
  International Business Machines                           9,594       560,195
 +Intuit                                                    1,200        54,636
 +Jabil Circuit                                             1,100        16,258
 +Lexmark International Class A                               683        32,101
  Linear Technology                                         1,851        38,353
 +Mercury Interactive                                         443         7,602
 +Micron Technology                                         3,465        42,862
 +Microsoft                                                30,842     1,347,488
  +NCR                                                        586        11,603
 +Novell                                                    1,764         3,704
 +Nvidia                                                      800         6,848
 +Oracle                                                   30,925       243,071
 +Parametric Technology                                     1,200         2,160
 +PeopleSoft                                                1,801        22,278
  PerkinElmer                                                 599         3,265
  Pitney Bowes                                              1,344        40,979
 +Rational Software                                         1,000         4,320
 +Siebel Systems                                            2,639        15,174
 +Sun Microsystems                                         18,669        48,353
 +SunGard Data Systems                                      1,600        31,120
 +Teradyne                                                  1,013         9,725
 +Unisys                                                    1,900        13,300
 +Veritas Software                                          2,305        33,907
 +Xerox                                                     4,111        20,349
 +Yahoo                                                     3,424        32,768
                                                                     ----------
                                                                      4,577,805
                                                                     ----------
Consumer Products - 3.68%
  3M                                                        2,172       238,855
  Avon Products                                             1,307        60,253
  Black & Decker                                              439        18,407

                                                     Delaware S&P 500 Index Fund
Statement
of Net Assets (continued)

                                                          Number of     Market
                                                           Shares       Value
Common Stock (continued)
Consumer Products (continued)
  Clorox                                                    1,303    $   52,355
 +Corning                                                   4,873         7,797
  Gillette                                                  6,105       180,708
  International Flavors & Fragrances                          500        15,925
  Kimberly-Clark                                            2,894       163,916
  Mattel                                                    2,465        44,395
  Maytag                                                      396         9,179
  Procter & Gamble                                          7,433       664,361
  Tyco International                                       11,284       159,104
                                                                     ----------
                                                                      1,615,255
                                                                     ----------
Consumer Services - 0.11%
  American Greetings Class A                                  300         4,830
 +Apollo Group Class A                                      1,000        43,528
                                                                     ----------
                                                                         48,358
                                                                     ----------
Electronics & Electrical Equipment - 6.55%
 +Advanced Micro Devices                                    1,910        10,199
 +Agilent Technologies                                      2,585        33,760
 +Altera                                                    2,256        19,560
 +Analog Devices                                            2,060        40,582
 +Applied Micro Circuits                                    1,400         4,004
 +Broadcom Class A                                          1,475        15,753
  Eaton                                                       342        21,799
  Emerson Electric                                          2,368       104,050
  FirstEnergy                                               1,747        52,218
  General Electric                                         56,648     1,396,374
  Intel                                                    37,962       527,292
 +JDS Uniphase                                              7,872        15,335
 +KLA Instruments                                           1,046        29,225
 +LSI Logic                                                 2,175        13,811
 +Maxim Integrated Products                                 1,867        46,227
  Molex                                                     1,079        25,378
  Motorola                                                 13,068       133,032
 +National Semiconductor                                    1,013        12,095
 +Novellus Systems                                            820        17,064
 +PMC - Sierra                                                800         3,104
 +Power-One                                                   274           817
 +QLogic                                                      548        14,270
  Raytheon Class B                                          2,279        66,775
  Rockwell Collins                                            980        21,501
  Rockwell International                                    1,080        17,572
 +Sanmina                                                   2,681         7,426
 +Solectron                                                 4,658         9,828
  Symbol Technologies                                       1,200         9,204
 +Tektronix                                                   456         7,492
  Texas Instruments                                         9,970       147,257
 +Thomas & Betts                                              300         4,227
  Whirlpool                                                   408        18,711
 +Xilinx                                                    1,894        29,997
                                                                     ----------
                                                                      2,875,939
                                                                     ----------
Energy - 6.36%
Amerada Hess                                                  460        31,225
Anadarko Petroleum                                          1,452        64,672
Apache                                                        835        49,641

                                                          Number of     Market
                                                           Shares       Value
Common Stock (continued)
Energy (continued)
  Ashland                                                     406     $  10,877
  Baker Hughes                                              1,893        54,954
 +BJ Services                                                900         23,400
  Burlington Resources                                      1,126        43,193
  ChevronTexaco                                             6,036       417,993
  ConocoPhillips                                            3,895       180,105
  Constellation Energy                                        966        23,947
  Devon Energy                                                883        42,605
  Dynegy                                                    1,760         2,042
  El Paso                                                   3,322        27,473
  Eog Resources                                               643        23,122
  Exxon Mobil                                              38,478     1,227,447
  Halliburton                                               2,565        33,114
  Kerr-McGee                                                  594        25,803
  Kinder Morgan                                               701        24,850
  Marathon Oil                                              1,798        40,779
 +Mirant                                                    1,979         4,374
 +Nabors Industries                                           874        28,624
  Nicor                                                       235         6,627
  Nisource                                                  1,115        19,211
 +Noble                                                       797        24,707
  Occidental Petroleum                                      2,153        61,102
  Peoples Energy                                              200         6,738
  Rowan Companies                                             540        10,066
  Schlumberger Limited                                      3,295       126,726
  Sempra Energy                                             1,200        23,580
  Sunoco                                                      400        12,064
  TECO Energy                                                 800        12,704
  Transocean Sedco Forex                                    1,848        38,438
  Unocal                                                    1,416        44,448
  Williams                                                  2,722         6,152
  Xcel Energy                                               2,218        20,650
                                                                     ----------
                                                                      2,793,453
                                                                     ----------
Environmental Services - 0.32%
 +Allied Waste Industries                                   1,000         7,350
  Applera Corp - Applied Biosystems Group                   1,238        22,655
  Ecolab                                                      707        29,503
  Waste Management                                          3,563        83,090
                                                                     ----------
                                                                        142,598
                                                                     ----------
Farming & Agriculture - 0.05%
  Monsanto                                                  1,523        23,287
                                                                     ----------
                                                                         23,287
                                                                     ----------
Food, Beverage & Tobacco - 6.31%
  Adolph Coors Company                                        194        10,922
  Anheuser Busch                                            4,983       252,140
  Archer-Daniels-Midland                                    3,741        46,800
  Ball                                                        354        17,838
  Brown-Forman Class B                                        340        22,763
  Campbell Soup                                             2,321        51,248
  Coca-Cola                                                14,107       676,571
  Coca-Cola Enterprises                                     2,503        53,164
  ConAgra                                                   3,048        75,743
  Darden Restaurants                                        1,000        24,240

                                                     Delaware S&P 500 Index Fund
Statement
  of Net Assets (continued)

                                                          Number of     Market
                                                           Shares       Value
Common Stock (continued)
Food, Beverage & Tobacco (continued)
  Fortune Brands                                              852    $   40,291
  General Mills                                             2,098        93,193
  Heinz (H.J.)                                              2,023        67,508
  Hershey Foods                                               807        50,074
  Kellogg Company                                           2,399        79,767
  Pepsi Bottling Group                                      1,660        38,844
  PepsiCo                                                  10,032       370,682
  Philip Morris                                            12,010       465,988
  RJ Reynolds Tobacco Holdings                                500        20,160
  Sara Lee                                                  4,534        82,927
  Supervalu                                                   706        11,402
  Sysco                                                     3,844       109,131
  UST                                                         975        27,505
 +Waters                                                      700        16,975
  Wrigley (W.M.) Jr.                                        1,276        63,149
                                                                     ----------
                                                                      2,769,025
                                                                     ----------
Healthcare & Pharmaceuticals - 14.12%
  Abbott Laboratories                                       8,930       360,772
  Aetna                                                       845        30,259
  Allergan                                                    690        37,536
  AmerisourceBergen Class A                                   548        39,138
 +Amgen                                                     7,271       303,201
 +Anthem                                                      800        52,000
  Bard (C.R.)                                                 251        13,712
  Bausch & Lomb                                               332        11,012
  Baxter International                                      3,464       105,825
  Becton Dickinson                                          1,503        42,685
 +Biogen                                                      840        24,587
  Biomet                                                    1,559        41,516
 +Boston Scientific                                         2,305        72,746
  Bristol-Myers Squibb                                     11,010       262,038
  Cardinal Health                                           2,563       159,419
 +Chiran Bio Tech                                           1,062        37,106
 +Forest Laboratories                                       1,019        83,568
 +Genzyme Corp - General Division                           1,200        24,732
 +Guidant                                                   1,814        58,610
  HCA - The Healthcare Company                              2,909       138,497
 +Health Management Associates Class A                      1,400        28,308
 +HEALTHSOUTH                                               2,228         9,246
 +Humana                                                      900        11,160
  IMS Health                                                1,606        24,042
  Johnson & Johnson                                        16,916       914,818
 +King Pharmaceutical                                       1,374        24,966
  Lilly (Eli)                                               6,426       355,615
 +Manor Care                                                  600        13,488
  McKesson HBOC                                             1,648        46,688
 +Medimmune                                                 1,421        29,656
  Medtronic                                                 6,899       290,586
  Merck & Company                                          12,786       584,449
  Millipore                                                   237         7,534
  Pfizer                                                   35,232     1,022,434
 +Quintiles Transnational                                     600         5,706
  Schering-Plough                                           8,401       179,109
 +St Jude Medical                                             982        35,057

                                                          Number of     Market
                                                           Shares       Value

Common Stock (continued)
Healthcare & Pharmaceuticals (continued)
  Stryker                                                   1,078     $  62,093
 +Tenet Healthcare                                          2,832       140,184
  UnitedHealth Group                                        1,745       152,199
 +Watson Pharmaceutical                                       614        15,049
 +Wellpoint Health Networks                                   844        61,865
  Wyeth                                                     7,493       238,277
 +Zimmer Holdings                                           1,172        44,934
                                                                     ----------
                                                                      6,196,422
                                                                     ----------
Hotels/Diversified REITS - 0.06%
  Starwood Hotels & Resorts Worldwide                       1,100        24,530
                                                                     ----------
                                                                         24,530
                                                                     ----------
Industrial Machinery - 0.94%
 +Applied Materials                                         9,462       109,286
  Caterpillar                                               2,011        74,849
  Crane Co.                                                   300         5,928
  Deere & Co.                                               1,398        63,539
  Grainger (W.W.)                                             580        24,679
  Ingersoll-Rand - Class A                                    989        34,061
  ITT Industries                                              508        31,664
 +McDermott International                                     300         1,839
  Pall                                                        697        11,006
  Parker Hannifin                                             641        24,493
  Stanley Works                                               499        16,302
 +Thermo Electron                                             999        16,114
                                                                     ----------
                                                                        413,760
                                                                     ----------
Leisure, Lodging & Entertainment - 1.55%
  Carnival Cruise Lines                                     3,402        85,390
  Eastman Kodak                                             1,665        45,355
  Harley-Davidson                                           1,760        81,752
 +Harrah's Entertainment                                      647        31,192
  Hasbro                                                      900        10,017
  Hilton Hotels                                             2,109        24,000
 +International Game Technology                               500        34,570
  Marriott International Class A                            1,412        40,934
  McDonald's                                                7,314       129,165
  Walt Disney                                              11,616       175,867
  Wendy's International                                       640        21,190
                                                                     ----------
                                                                        679,432
                                                                     ----------
Metals & Mining - 0.49%
  Alcoa                                                     4,881        94,204
  Allegheny Technologies                                      400         2,768
 +Freeport-McMoRan Copper & Gold Class B                      800        10,768
  Newmont Mining                                            2,340        64,373
  Nucor                                                       430        16,297
 +Phelps Dodge                                                532        13,635
  United States Steel                                         500         5,805
  Worthington Industries                                      500         9,350
                                                                     ----------
                                                                        217,200
                                                                     ----------
Miscellaneous - 0.07%
  Dover                                                     1,195        30,329
                                                                     ----------
                                                                         30,329
                                                                     ----------

Statement                                           Delaware S&P 500 Index Fund
  of Net Assets (continued)

                                                          Number of     Market
                                                           Shares       Value

Common Stock (continued)
Packaging & Containers - 0.32%
  Bemis                                                         335   $  16,549
  Illinois Tool Works                                         1,709      99,686
 +Pactiv                                                        900      14,805
 +Sealed Air                                                    493       8,327
                                                                     ----------
                                                                        139,367
                                                                     ----------
Paper & Forest Products - 0.52%
  Boise Cascade                                                 354       8,071
  Georgia-Pacific                                             1,297      16,978
  International Paper                                         2,736      91,354
  MeadWestvaco                                                1,151      22,111
  Plum Creek Timber                                           1,100      24,871
  Temple-Inland                                                 273      10,546
  Weyerhaeuser                                                1,245      54,494
                                                                     ----------
                                                                        228,425
                                                                     ----------
REITS - 0.32%
  Equity Office Properties Trust                              2,400      61,968
  Equity Residential Properties Trust                         1,600      38,304
  Simon Property Group                                        1,100      39,303
                                                                     ----------
                                                                        139,575
                                                                     ----------
Retail - 8.31%
  Alberto Culver Class B                                        369      18,092
  Albertson's                                                 2,292      55,375
 +AutoZone                                                      632      49,840
 +Bed Bath & Beyond                                           1,668      54,327
 +Best Buy                                                    1,795      40,046
 +Big Lots                                                      600       9,498
  Circuit City Stores                                         1,256      19,028
  Colgate-Palmolive                                           3,059     165,033
 +Costco Wholesale                                            2,625      84,971
  CVS Corporation                                             2,273      57,621
  Dillard                                                       500      10,090
  Dollar General                                              1,841      24,706
 +eBay                                                        1,600      84,496
  Family Dollar Stores                                        1,000      26,880
 +Federated Department Stores                                 1,198      35,269
  Gap                                                         5,059      54,890
  Home Depot                                                 13,406     349,897
 +Kohl's                                                      1,892     115,053
 +Kroger                                                      4,555      64,226
  Limited Brands                                              2,917      41,830
  Liz Claiborne                                                 612      15,269
  Lowe's Companies                                            4,400     182,160
  May Department Stores                                       1,594      36,295
  Nordstrom                                                     800      14,352
 +Office Depot                                                1,824      22,508
  Penney (J.C.)                                               1,500      23,880
  Radioshack                                                    960      19,258
 +Safeway                                                     2,598      57,935
  Sears, Roebuck                                              1,780      69,420
  Sherwin-Williams                                              900      21,312
 +Staples                                                     2,641      33,778
 +Starbucks                                                   2,166      44,685
  Target                                                      5,188     153,150

                                                          Number of     Market
                                                           Shares       Value

Common Stock (continued)
Retail (continued)
  Tiffany & Co.                                                 836    $ 17,915
  TJX Companies                                               3,056      51,952
 +Toys R Us                                                   1,197      12,185
  Tupperware                                                    300       4,986
  V F                                                           635      22,847
  Wal-Mart Stores                                            25,342   1,247,840
  Walgreen                                                    5,831     179,362
  Winn-Dixie Stores                                             800      10,496
 +YUM! Brands                                                 1,666      46,165
                                                                     ----------
                                                                      3,648,918
                                                                     ----------
Telecommunications - 4.03%
  A T & T                                                    21,897     262,983
 +A T & T Wireless Services                                  15,549      64,062
 +ADC Telecommunications                                      4,050       4,658
  Alltel                                                      1,822      73,117
 +Andrew                                                        456       2,987
  BellSouth                                                  10,620     194,983
 +Ciena                                                       2,500       7,425
 +Comcast - Special Class A                                   5,414     112,936
 +Lucent Technologies                                        19,479      14,804
 +Network Appliance                                           1,904      13,956
 +Nextel Communications                                       5,236      39,532
 +QUALCOMM                                                    4,455     123,047
 +Qwest Communications International                          9,151      20,864
  SBC Communications                                         18,874     379,367
  Scientific-Atlanta                                            802      10,033
 +Sprint                                                      5,723      11,217
 +Tellabs                                                     2,178       8,864
  Verizon Communications                                     15,510     425,595
                                                                     ----------
                                                                      1,770,430
                                                                     ----------
Textiles, Apparel & Furniture - 0.46%
  Johnson Controls                                              453      34,799
 +Jones Apparel Group                                           700      21,490
  Leggett & Platt                                             1,100      21,769
  Newell Rubbermaid                                           1,539      47,509
  Nike                                                        1,551      66,973
 +Reebok International                                          300       7,515
                                                                     ----------
                                                                        200,055
                                                                     ----------
Transportation & Shipping - 1.79%
 +AMR                                                           753       3,148
  Brunswick                                                     500      10,520
  Burlington Northern Santa Fe                                2,150      51,428
  CSX                                                         1,235      32,579
  Delta Air Lines                                               662       6,150
  FedEx Corp                                                  1,704      85,319
  Norfolk Southern                                            2,233      45,084
  Ryder System                                                  300       7,479
  Southwest Airlines                                          4,504      58,822
  Union Pacific                                               1,432      82,870
  United Parcel Service - Class B                             6,400     400,192
                                                                     ----------
                                                                        783,591
                                                                     ----------

Statement                                           Delaware S&P 500 Index Fund
  of Net Assets (continued)


                                                          Number of     Market
                                                           Shares       Value
Common Stock (continued)
Utilities - 2.48%
 +AES                                                         2,667   $   6,694
  Allegheny Energy                                              673       8,816
  Ameren                                                        806      33,570
  American Electric Power                                     1,943      55,395
 +Calpine                                                     1,981       4,893
  CenturyTel                                                    822      18,437
  Cinergy                                                     1,000      31,430
 +Citizens Communications                                     1,700      11,526
  CMS Energy                                                    700       5,642
  Consolidated Edison                                         1,252      50,355
  Dominion Resources                                          1,540      78,124
  DTE Energy                                                    985      40,090
  Duke Energy                                                 4,808      93,996
 +Edison International                                        1,920      19,200
  Entergy                                                     1,257      52,291
  Exelon                                                      1,855      88,113
  FPL Group                                                   1,024      55,091
  Keyspan                                                       843      28,241
 +PG&E                                                        2,222      25,020
  Pinnacle West Capital                                         497      13,797
  PPL                                                           932      30,327
  Progress Energy                                             1,240      50,679
  Public Service Enterprise Group                             1,232      37,576
 +Reliant Energy                                              1,789      17,908
  Southern                                                    4,108     118,229
  Sprint                                                      5,112      46,621
  TXU                                                         1,564      65,234
                                                                     ----------
                                                                      1,087,295
                                                                     ----------
Total Common Stock (cost $62,468,077)                                42,837,019
                                                                     ----------
                                                          Principal
                                                            Amount
U.S. Treasury Obligations - 0.34%
*U S Treasury Bill 1.85% 12/12/02                          $150,000     149,544
                                                                     ----------
Total U.S. Treasury Obligation
(cost $149,513)                                                         149,544
                                                                     ----------

Repurchase Agreements - 0.67%
  With BNP Paribas 1.87% 10/1/02
   (dated 9/30/02, collateralized by
   $106,900 U.S. Treasury Bills
   due 2/13/03, market value $106,246)                      103,900     103,900
  With J. P. Morgan Securities 1.80% 10/1/02
   (dated 9/30/02, collateralized by
   $87,200 U.S. Treasury Bills
   due 12/26/02, market value $86,927)                       85,200      85,200
  With UBS Warburg 1.87% 10/1/02
   (dated 9/30/02, collateralized by
   $91,800 U.S. Treasury Notes 7.875%
   due 11/15/04, market value $106,028)                     103,900     103,900
                                                                     ----------
Total Repurchase Agreements
  (cost $293,000)                                                       293,000
                                                                     ----------

Total Market Value of Securities - 98.60%
  (cost $62,910,590)                                                $43,279,563
Receivables and Other Assets
  Net of Liabilities - 1.40%                                            612,348
                                                                    -----------
Net Assets Applicable to 9,109,686
  Shares Outstanding - 100.00%                                      $43,891,911
                                                                    ===========

Net Asset Value - Delaware S&P 500
  Index Fund Consultant Class
  ($21,623,590 / 4,491,902 Shares)                                        $4.81
                                                                          -----
Net Asset Value - Delaware S&P 500
  Index Fund Institutional Class
  ($22,268,321 / 4,617,784 Shares)                                        $4.82
                                                                          -----

Components of Net Assets at September 30, 2002:
Shares of beneficial interest
  (unlimited authorization - no par)                                $66,889,049
Undistributed net investment income                                     452,662
Accumulated net realized loss on investments                         (3,757,431)
Net unrealized depreciation of investments                          (19,692,369)
                                                                    -----------
Total net assets                                                    $43,891,911
   -                                                                ===========

+Non-income producing security for the year ended September 30, 2002.

*Pledged as collateral for futures contracts. The interest rate shown is the yield at the time of purchase.

Summary of Abbreviations:
REIT -- Real Estate Investment Trust

See accompanying notes

Statement                                         Delaware S&P 500 Index Fund
  of Operations                                   Year Ended September 30, 2002




Investment Income:
  Dividends                                                $687,065
  Interest                                                   33,434  $  720,499
                                                           --------  ----------

Expenses:
  Dividend disbursing and transfer agent fees and expenses  735,066
  Reports and statements to shareholders                     46,487
  Management fees                                            32,200
  Distribution expenses                                      25,043
  Registration fees                                          20,867
  Accounting and administration expenses                     20,349
  Professional fees                                          11,835
  Custodian fees                                             10,425
  Trustees' fees                                              2,553
  Other                                                      17,621     922,446
                                                           --------
  Less expenses absorbed or waived                                     (709,685)
  Less expenses paid indirectly                                          (1,124)
                                                                     ----------
  Total expenses                                                        211,637
                                                                     ----------
Net Investment Income                                                   508,862
                                                                     ----------

Net Realized and Unrealized Loss on Investments:
Net realized loss on:
Investments                                                          (2,043,177)
Futures contracts                                                      (264,182)
                                                                   ------------
Net realized loss                                                    (2,307,359)
Net change in unrealized appreciation/depreciation
 of investments                                                     (10,969,298)
                                                                   ------------
Net Realized and Unrealized Loss on Investments                     (13,276,657)
                                                                   ------------

Net Decrease in Net Assets Resulting from Operations               $(12,767,795)
                                                                   ============

See accompanying notes

Statements                                          Delaware S&P 500 Index Fund
  of Changes in Net Assets

                                                                                        Year Ended
                                                                                   9/30/02        9/30/01
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                         $    508,862    $   282,732
  Net realized loss on investments                                                (2,307,359)    (1,125,816)
  Net change in unrealized appreciation/depreciation of investments              (10,969,298)    (8,768,636)
                                                                                ------------    -----------
  Net decrease in net assets resulting from operations                           (12,767,795)    (9,611,720)
                                                                                ------------    -----------

Dividends and Distributions to Shareholders from:
  Net investment income:
   Consultant Class                                                                 (101,181)       (40,118)
   Institutional Class                                                              (175,491)      (183,721)

  Net realized gain on investments:
   Consultant Class                                                                  (65,044)        (7,742)
   Institutional Class                                                              (107,688)       (30,163)
                                                                                ------------    -----------
                                                                                    (449,404)      (261,744)
                                                                                ------------    -----------
Capital Share Transactions:
  Proceeds from shares sold:
   Consultant Class                                                               23,578,559     13,819,501
   Institutional Class                                                            14,618,935      8,749,382

  Net asset value of shares issued upon reinvestment of dividends and distributions:
   Consultant Class                                                                  166,225         47,861
   Institutional Class                                                               224,649        213,884
                                                                                ------------    -----------
                                                                                  38,588,368     22,830,628
                                                                                ------------    -----------

  Cost of shares repurchased:
   Consultant Class                                                              (9,411,310)     (2,622,084)
   Institutional Class                                                           (5,666,357)     (5,860,538)
                                                                                ------------    -----------
                                                                                (15,077,667)     (8,482,622)
                                                                                ------------    -----------
Increase in net assets derived from capital share transactions                    23,510,701     14,348,006
                                                                                ------------    -----------

Net Increase in Net Assets                                                        10,293,502      4,474,542

Net Assets:
  Beginning of year                                                               33,598,409     29,123,867
                                                                                ------------    -----------
  End of year                                                                   $ 43,891,911    $33,598,409
                                                                                ============    ===========

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               Delaware S&P 500 Index Fund         Delaware S&P 500 Index Fund
                                                                    Consultant Class                    Institutional Class
                                                            Year          Year      1/12/00(1)    Year         Year      1/12/00(1)
                                                            Ended        Ended          to        Ended       Ended         to
                                                           9/30/02      9/30/01      9/30/00     9/30/02     9/30/01     9/30/00

Net asset value, beginning of period                        $6.140      $8.470       $8.500      $6.150       $8.480      $8.500

Income (loss) from investment operations:
Net investment income(2)                                     0.063       0.063        0.059       0.070        0.072       0.066
Net realized and unrealized loss on investments             (1.324)     (2.325)      (0.089)     (1.329)      (2.324)     (0.086)
                                                            ------      ------       ------      ------       ------      ------
Total from investment operations                            (1.261)     (2.262)      (0.030)     (1.259)      (2.252)     (0.020)
                                                            ------      ------       ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                       (0.042)     (0.057)          --      (0.044)      (0.067)         --
Net realized gain on investments                            (0.027)     (0.011)          --      (0.027)      (0.011)         --
                                                            ------      ------       ------      ------       ------      ------
Total dividends and distributions                           (0.069)     (0.068)          --      (0.071)      (0.078)         --
                                                            ------      ------       ------      ------       ------      ------

Net asset value, end of period                              $4.810      $6.140       $8.470      $4.820       $6.150      $8.480
                                                            ======      ======       ======      ======       ======      ======

Total return(3)                                             (20.86%)   (26.89%)       (0.35%)    (20.80%)     (26.77%)     (0.24%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $21,624    $13,600        $5,219     $22,268      $19,999     $23,905
Ratio of expenses to average net assets                       0.52%      0.52%         0.52%       0.40%        0.40%       0.40%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly           2.03%      2.37%         1.83%       1.91%        2.25%       1.71%
Ratio of net investment income to average net assets          1.02%      0.87%         0.95%       1.14%        0.99%       1.07%
Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly          (0.49%)    (0.98%)       (0.36%)     (0.37%)      (0.86%)     (0.24%)
Portfolio turnover                                               9%        23%           18%          9%          23%         18%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                               Delaware S&P 500 Index Fund
  to Financial Statements                           September 30, 2002


Delaware Group Foundation Funds (the "Trust") is organized as a Delaware business trust and offers four series: Delaware Balanced Allocation Portfolio, Delaware Growth Allocation Portfolio, Delaware Income Allocation Portfolio, and Delaware S&P 500 Index Fund. These financial statements and the related notes pertain to Delaware S&P 500 Index Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers two classes of shares, Consultant Class and Institutional Class. Neither class has a sales charge.

The investment objective of the Fund is to seek to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,124 for the year ended September 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended September 30, 2002. The expenses paid, if any, under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated at the rate of 0.07% of average daily net assets.

DMC has entered into a sub-advisory agreement with SSGA Funds Management, Inc. ("SSFM"), a division of State Street Corporation, with respect to the management of the Fund. For the services provided, DMC pays SSFM an annual fee which is calculated at the rate of 0.05% on the first $50 million of average daily net assets of the Fund, 0.04% on the next $50 million, and 0.02% on the average daily net assets in excess of $100 million, subject to an annual minimum of $50,000. The Fund does not pay any fees directly to SSFM.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, distribution fees, brokerage commissions, and extraordinary expenses, do not exceed 0.40% of average daily net assets of the Fund through November 30, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% (currently limited to 0.12% by the Board of Trustees) of the average daily net assets of the Consultant Class.

At September 30, 2002, the Fund had receivables from or liabilities payable to affiliates as follows:

Dividend disbursing, transfer
 agent fees, accounting and
 other expenses payable to DSC                           $(106,435)

Other expenses payable
to DMC and affiliates                                       (9,074)

Receivable from DMC under
 Expense limitation agreement                               75,358

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

Notes                                               Delaware S&P 500 Index Fund
  to Financial Statements (continued)

3. Investments
For the year ended September 30, 2002, the Fund made purchases of $27,319,470 and sales of $3,981,313 of investment securities other than U.S. government securities and short-term investments.

At September 30, 2002, the cost of investments for federal income tax purposes was $65,266,551. At September 30, 2002, net unrealized depreciation was $21,986,988, of which $871,443 related to unrealized appreciation of investments and $22,858,431 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended September 30, 2002 and 2001 were as follows:

                                                             Year Ended
                                                          9/30/02     9/30/01
Ordinary income                                          $320,452    $261,744
Long-term capital gain                                    128,952          --
                                                         --------    --------
Total                                                    $449,404    $261,744
                                                         ========    ========

As of September 30, 2002, the components of net assets on a tax basis were as follows:

 Paid in capital                                        $66,889,049
 Undistributed ordinary income                              452,662
 Capital loss carryforwards                                 (30,286)
 Post-October losses                                     (1,432,526)
 Unrealized appreciation/depreciation
  of investments                                        (21,986,988)
                                                        -----------
 Net assets                                             $43,891,911
                                                        ===========

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows:

Year of Expiration
------------------
2010                                              $30,286
                                                  -------
Total                                             $30,286
                                                  =======
Post-October losses represent losses realized on investment transactions from November 1, 2001 through September 30, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                              Year Ended
                                                          9/30/02     9/30/01
Shares sold:
  Consultant Class                                        3,810,212   1,973,805
  Institutional Class                                     2,290,717   1,190,174

Shares issued upon reinvestment
 of dividends and distributions:

  Consultant Class                                           24,553       5,975
  Institutional Class                                        33,134      26,702
                                                         ----------  ----------
                                                          6,158,616   3,196,656
                                                         ----------  ----------
Shares repurchased:
  Consultant Class                                       (1,557,759)   (380,939)
  Institutional Class                                      (960,176)   (782,154)
                                                         ----------  ----------
                                                         (2,517,935) (1,163,093)
                                                         ----------  ----------
Net increase                                              3,640,681   2,033,563
                                                         ==========  ==========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of September 30, 2002, or at any time during the year.

7. Futures Contracts
The Fund uses futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it is closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Notes                                               Delaware S&P 500 Index Fund
  to Financial Statements (continued)


7. Futures Contracts (continued)
Financial futures contracts open at September 30, 2002 were as follows:

Contracts to Buy      Notional Cost      Expiration Date       Unrealized Loss
----------------      -------------      ---------------       ---------------
5 S&P 500 Index       $1,080,087          December 2002          $(61,342)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2002, the Fund designates distributions paid during the year as follows:

      (A)                   (B)
    Long-Term             Ordinary
   Capital Gains          Income           Total              (C)
   Distributions       Distributions    Distributions       Qualifying
   (Tax Basis)          (Tax Basis)      (Tax Basis)       Dividends(1)
----------------        -----------      -----------       ------------
      29%                    71%            100%             100%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Foundation Funds -- Delaware S&P 500
Index Fund

We have audited the accompanying statement of net assets of Delaware S&P 500 Index Fund (the "Fund") as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 12, 2000 (commencement of operations) through September 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware S&P 500 Index Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period January 12, 2000 (commencement of operations) through September 30, 2000, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
November 8, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                         Principal             Number of                  Other
        Name,                 Position(s)                              Occupation(s)       Portfolios in Fund         Directorships
      Address                 Held with         Length of Time            During            Complex Overseen            Held by
   and Birthdate               Fund(s)             Served              Past 5 Years            by Trustee               Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)   Chairman              2 Years         Since January 1, 2000,         89(5)                 None
   2005 Market Street        and Trustee                           Mr. Haldeman has served in
 Philadelphia, PA                                                various capacities at different
       19103                                                     times at Delaware Investments(2)

   October 29, 1948                                                President/Chief Operating
                                                                        Officer/Director -
                                                                     United Asset Management
                                                                  (January 1998 - January 2000)

                                                                         Partner/Director -
                                                                      Cooke and Bieler, Inc.
                                                                       (Investment Management)
                                                                    (June 1974 - January 1998)

   David K. Downes(3)         President,          9 Years -              Mr. Downes has             107         Director/President -
   2005 Market Street      Chief Executive    Executive Officer         served in various                         Lincoln National
    Philadelphia, PA           Officer,                                executive capacities                   Convertible Securities
       19103                Chief Financial   3 Years - Trustee         at different times                           Fund, Inc.
                         Officer and Trustee                          at Delaware Investments
   January 8, 1940                                                                                              Director/President -
                                                                                                                  Lincoln National
                                                                                                                  Income Fund, Inc.

Independent Trustees

   Walter P. Babich          Trustee            14 Years                 Board Chairman -           107                    None
  460 North Gulph Road                                              Citadel Constructors, Inc.
   King of Prussia, PA                                                   (1989 - Present)
       19406

   October 1, 1927

   John H. Durham            Trustee          23 Years(4)                 Private Investor          107                 Trustee -
    P.O. Box 819                                                                                                   Abington Memorial
   Gwynedd Valley, PA                                                                                            Hospital Foundation
       19437

   August 7, 1937                                                                                               President/Director -
                                                                                                                  22 WR Corporation

   John A. Fry(5)            Trustee          1 Year                         President -            89(5)              Director -
   P.O. Box 3003                                                    Franklin & Marshall College                    Sovereign Bancorp
   Lancaster, PA                                                       (June 2002 - Present)
      17604
                                                                     Executive Vice President -                         Director -
                                                                     University of Pennsylvania                      Sovereign Bank
   May 28, 1960                                                        (April 1995 - June 2002)


                                                                         Principal             Number of                  Other
        Name,                 Position(s)                              Occupation(s)       Portfolios in Fund         Directorships
      Address                 Held with         Length of Time            During            Complex Overseen            Held by
   and Birthdate               Fund(s)             Served              Past 5 Years        by Trustee/Officer       Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Anthony D. Knerr           Trustee             12 Years         Founder/Managing Director -        107                None
   500 Fifth Avenue                                                Anthony Knerr & Associates
    New York, NY                                                    (Strategic Consulting)
      10110                                                              (1990 - Present)

   December 7, 1938

   Ann R. Leven               Trustee             13 Years         Treasurer/Chief Fiscal Officer -   107              Director -
  785 Park Avenue                                                     National Gallery of Art                    Recoton Corporation
   New York, NY                                                          (1994 - 1999)
     10021                                                                                                             Director -
                                                                                                                     Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                   Warhol Foundation

   Thomas F. Madison          Trustee             8 Years                President/Chief              107         Director - Valmont
 200 South Fifth Street                                                 Executive Officer -                        Industries, Inc.
    Suite 2100                                                            MLM Partners, Inc.
  Minneapolis, MN                                                   (Small Business Investing                       Director - ACI
       55402                                                              and Consulting)                          Telecentrics Inc.
                                                                      (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                       River Inc.

                                                                                                                   Director - Rimage
                                                                                                                      Corporation

   Janet L. Yeomans           Trustee             3 Years             Vice President Treasurer -       107                 None
 Building 220-13W-37                                                       3M Corporation
     St. Paul, MN                                                       (July 1995 - Present)
        55144
                                                                        Ms. Yeomans has held
   July 31, 1948                                                          various management
                                                                      positions at 3M Corporation
                                                                             since 1983.

 Officers

   William E. Dodge           Executive Vice      2 Years              Executive Vice President and    107                 None
  2005 Market Street          President and                              Chief Investment Officer -
   Philadelphia, PA         Chief Investment                                 Equity of Delaware
      19103                 Officer - Equity                         Investment Advisers, a series of
                                                                             Delaware Management
   June 29, 1949                                                              Business Trust
                                                                           (April 1999 - Present)

                                                                           President, Director
                                                                             of Marketing and
                                                                          Senior Portfolio Manager -
                                                                          Marvin & Palmer Associates
                                                                           (Investment Management)
                                                                        (August 1996 - April 1999)


                                                                         Principal             Number of                  Other
        Name,                 Position(s)                              Occupation(s)       Portfolios in Fund         Directorships
      Address                 Held with         Length of Time            During            Complex Overseen            Held by
   and Birthdate               Fund(s)             Served              Past 5 Years            by Officer               Officer
-----------------------------------------------------------------------------------------------------------------------------------

Officers (continued)

   Jude T. Driscoll(6)        Executive Vice        1 Year          Executive Vice President and       107                 None
  2005 Market Street          President and                            Head of Fixed-Income of
    Philadelphia, PA           Head of                              Delaware Investment Advisers,
        19103                 Fixed-Income                              a series of Delaware
                                                                      Management Business Trust
   March 10, 1963                                                       (August 2000 - Present)

                                                                      Senior Vice President and
                                                                 Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                           Managing Director -
                                                                       NationsBanc Capital Markets
                                                                       (February 1996 - June 1998)

   Richard J. Flannery      Executive Vice          4 Years            Mr. Flannery has served in       107                None
   2005 Market Street     President, General                          various executive capacities
    Philadelphia, PA        Counsel and Chief                             at different times at
        19103             Administrative Officer                          Delaware Investments.

   September 30, 1957

   Richelle S. Maestro     Senior Vice President,   3 Years            Ms. Maestro has served in        107                None
   2005 Market Street      Deputy General Counsel                    various executive capacities
    Philadelphia, PA         and Secretary                                at different times at
        19103                                                             Delaware Investments.

   November 26, 1957

   Michael P. Bishof        Senior Vice President   6 Years              Mr. Bishof has served in        107               None
   2005 Market Street          and Treasurer                           various executive capacities
   Philadelphia, PA                                                         at different times at
   19103                                                                     Delaware Investments.

   August 18, 1962

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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                                       23

                      This page intentionally left blank.

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Growth Allocation Portfolio
   Delaware Balanced Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware S&P 500 Index Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware S&P 500 Index Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                             Affiliated Officers                       Contact Information
Walter P. Babich                              William E. Dodge                          Investment Manager
Board Chairman                                Executive Vice President and              Delaware Management Company
Citadel Constructors, Inc.                    Chief Investment Officer, Equity          Philadelphia, PA
King of Prussia, PA                           Delaware Investments Family of Funds
                                              Philadelphia, PA                          International Affiliate
David K. Downes                                                                         Delaware International Advisers Ltd.
President and Chief Executive Officer         Jude T. Driscoll                          London, England
Delaware Investments Family of Funds          Executive Vice President and
Philadelphia, PA                              Head of Fixed Income                      Subadvisor
                                              Delaware Investments Family of Funds      SSGA Funds Management, Inc.
John H. Durham                                Philadelphia, PA                          Boston, MA
Private Investor
Gwynedd Valley, PA                            Richard J. Flannery                       National Distributor
                                              President and Chief Executive Officer     Delaware Distributors, L.P.
John A. Fry                                   Delaware Distributors, L.P.               Philadelphia, PA
President                                     Philadelphia, PA
Franklin & Marshall College                                                             Shareholder Servicing, Dividend
Lancaster, PA                                 Richelle S. Maestro                       Disbursing and Transfer Agent
                                              Senior Vice President, Deputy General     Delaware Service Company, Inc.
Anthony D. Knerr                              Counsel and Secretary                     2005 Market Street
Consultant                                    Delaware Investments Family of Funds      Philadelphia, PA 19103-7094
Anthony Knerr & Associates                    Philadelphia, PA
New York, NY                                                                            For Shareholders
                                              Michael P. Bishof                         800 523-1918
Ann R. Leven                                  Senior Vice President and Treasurer
Former Treasurer/Chief Fiscal Officer         Delaware Investments Family of Funds      For Securities Dealers and Financial
National Gallery of Art                       Philadelphia, PA                          Institutions Representatives Only
Washington, DC                                                                          800 362-7500

Thomas F. Madison                                                                       Web site
President and Chief Executive Officer                                                   www.delawareinvestments.com
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(6860)                                                      Printed in the USA
AR-491 [9/02] VGR 11/02                                                  J8730